Exhibit 99

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                  _____________________________


                            FORM 11-K



[X]  ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES
      EXCHANGE ACT OF 1934

      For the fiscal year ended September 30, 1997

                               OR

[  ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
      SECURITIES EXCHANGE ACT OF 1934


                 Commission file number 2-82760



A. Full title of the plan and address of the plan, if different from that of the issuer named below:

                   Peoples Energy Corporation
                  Employee Stock Purchase Plan



B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                   Peoples Energy Corporation
                     130 East Randolph Drive
                     Chicago, Illinois 60601


This Form 11-K is being filed for informational purposes only.




ITEM 1. An audited statement of financial condition as of the end of the latest two fiscal years of the plan.

       Not applicable. Employees' payments for Company stock are neither segregated nor held for investment.

ITEM 2. An audited statement of income and changes in plan equity for each of the latest three fiscal years of the plan.

         Not applicable.  See above.





                            SIGNATURE


       Pursuant to the requirements of the Securities Exchange
Act of 1934, Peoples Energy Corporation has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Peoples Energy Corporation
                                      Employe Stock Purchase Plan
                                           (Name of Plan)




Date: December 22, 1997                By  /s/Kenneth S. Balaskovits
                                              (Signature)
                                         Kenneth S. Balaskovits
                                         Vice President and Controller
                                         Peoples Energy Corporation